Exhibit 99.1

August 2019 Q3 2019 Investor Update

Table of Contents The Latest News Investments Investment Strategy Q1 2019 Net Investment Result PRA Performance vs. Benchmark Detailed Breakout of Investments Tax Credits Key Themes & Topics (w/ Capital Management) Management Changes Corporate Update / Overview Capital Management (Expanded) Operating & Financial Performance ROE, Leverage, & Stock Performance 2-8 9-10 11-14 15-21 22-30 31-35 96 97 98 99-104 105 Safe Harbor & Non-GAAP Notices 106 Segment-Specific Discussion Specialty P&C Operating Highlights Specialty P&C Strategic Update Workers' Compensation Operating Highlights Workers' Compensation Strategic Update Segregated Portfolio Cell Operating Highlights Segregated Portfolio Cell Strategic Update Lloyd's Operating Highlights Lloyd's Investment Thesis & Strategic Review 36-46 47-62 63-72 73-75 76-83 84-88 89-91 92-94 ProAssurance Investor Briefing | August 2019 1

Topics of Importance and Key Themes August 2019

Key Update: Positives in Q2 2019 Consistent Top Line Revenue Gross Premiums Written of $221.3 million Excluding the 2018 Loss Portfolio Transfer (refer to the next slide for details) and 24 month policy renewal cycle, flat Q-o-Q. Renewal Pricing Momentum Continues in Specialty P&C Despite Competition… Facilities up 17%, Physicians up 3% Other Healthcare providers up 5%, Medical technology up 2%, Legal up 1% …With Only a Modest Effect to Retention Physicians: 88% Healthcare Facilities: 80% Other Healthcare Providers: 87% Medical Technology: 89% Legal: 87% $15.9 Million of New Business Written in the Quarter $8.1 million in Specialty Property & Casualty* $6.6 million in Workers’ Compensation Insurance† $1.2 million in Segregated Portfolio Cell Reinsurance *Some InovaRe business included in HCPL †Includes alternative markets ProAssurance Investor Briefing | August 2019 3

Key Update: One-Time Events Affecting Quarter over Quarter Comparability $10 Million Reserve on an Errors & Omissions (“E&O”) Policy Segregated Portfolio Cell, assumed by Eastern Re ProAssurance has no ownership or participation interest in the cell Reserve increased net losses and loss adjustment expenses, offset by a corresponding increase to the SPC dividend expense line item • SPC dividend expense is not included in calculation of loss ratios or expense ratios No effect on operating income $26.6 Million Loss Portfolio Transfer (“LPT”) in Q2 2018 Written and fully earned during the second quarter of 2018 Booked at a 95% loss Excluding the effect of this LPT and the renewal cycle of 24-month policies, gross premiums written were essentially flat Q-o-Q Comparisons of quarter-over-quarter results adjusted to exclude these items are available further in this presentation and in our Form 10-Q filed on August 7, 2019. ProAssurance Investor Briefing | August 2019 4

Key Update: Responding to Perceived Severity Trends Net Favorable Development of $16.0 million Down from $22.8 million in 2018 (-29.8% Q-o-Q) Reserve development continues to be affected by perceived worsening loss trends in the broader medical professional liability industry Operating Profit for the Quarter Non-GAAP Operating Income: $4.13 million, $0.08 per share (-84.1% Q-o-Q) Combined Ratio of 110.5% Consolidated Net Loss Ratio: 80.5% (+8.2 percentage points) Consolidated Underwriting Expense Ratio: 30.0% (-3.3 percentage points) “We continue to be focused on the risk of a worsening loss environment in the broader healthcare professional liability insurance market, which influences our current accident year loss picks and influences our analysis of prior year reserves. Our view of this increasing severity will likely affect our results for the foreseeable future. As we adjust pricing and our risk appetite to reflect these severity trends, a degree of contraction is expected as some competitors seek to grow at any cost. This will not affect our proven, long-term strategy, which has delivered real value to shareholders for almost 30 years.” – Ned Rand, President & CEO ProAssurance Investor Briefing | August 2019 5

Key Update: Confronting the Challenges Ahead Continued review of our Lloyd’s Investment Increase profitability Reduce volatility Assess our degree of exposure for 2020 Profitable growth Increasing market discipline allows us to add new HCPL business at higher rates Specialization in profitable markets and businesses provides an avenue for growth in Workers’ Compensation Maintaining caution as loss trends worsen in HCPL Trends are not yet evident in our paid losses, but our caution is prompted by the general industry outlook Increasing current accident year loss picks to protect insureds, investors, and our balance sheet for the long-term Balancing competing capital needs Emerging business opportunities could allow us to deploy capital profitably in the markets Developing loss trends could require us to hold more capital ProAssurance Investor Briefing | August 2019 6

Key Update: The Current State of the Markets We Serve Healthcare Professional Liability Signs of increasing severity and greater scrutiny from regulators and rating agencies should bring rationality back to the market • Likely to provide new growth opportunities as weakness among smaller, less capable/experienced competitors produces a flight to quality • Some competitors are beginning to drop out of the market Workers’ Compensation Insurance Expanding economy and specialization fueling business gains and offsetting business lost to price competition Increased claims severity and frequency as strong economy results in the hiring of less experienced workers Pricing pressure will cause multi-line carriers to scale back results Lloyd’s Syndicates Regulators are focused on excess capital and prudent business plans Signs of pricing improvement in recent renewal rounds ProAssurance Investor Briefing | August 2019 7

Key Themes Consistent & disciplined focus on profitability Firm commitment to disciplined underwriting Demonstrated track record of value creation for shareholders Long Term Success World class knowledge & expertise Superior brand identity and reputation in the market Broad range of coverages address every significant need in our target markets Strong claims advocacy continues to differentiate PRA Proven Strategy Successfully adapting to serve evolving risks through new distribution partners Coverages that span the broad spectrum of healthcare and related risks Dedicated to creating long-term value Forward Thinking ProAssurance Investor Briefing | August 2019 8

Management Changes August 2019

Changes in Leadership* Ned Rand became CEO effective July 1, 2019 Stan Starnes became Executive Chairman of the Board Mike Boguski became President of ProAssurance Specialty P&C Includes all professional and product liability operations Kevin Shook became President of Eastern Alliance Howard Friedman retired from his role as President of Healthcare Professional Liability Remains with ProAssurance focusing on the actuarial function Ken McEwen assumed leadership of the IR function with the retirement Frank O’Neil of *All except CEO change were effective May 13th London Investor Meetings | June 2019 10

Corporate Update August 2019

ProAssurance Corporate Profile

- Healthcare-centric specialty insurance writer
  - Healthcare Professional Liability (HCPL)
    - Largest public company writing predominantly HCPL
  - Life sciences and medical device liability
  - Legal professional liability
  - Workers' compensation
- Market Cap: $2.1 billion
- Shareholders' Equity: $1.58 billion
- Total Assets: $4.8 billion
- Claims-Paying Ratings
  - A.M. Best: "A+" (Superior)
  - Fitch: "A" (Strong)
- 40 locations in three countries
  - 982 employees
- Writing in 50 states & DC
- Emerging international business via Lloyd's

Business Unit	Principal Offices	Employees	Lines of Business
HCPL	18	444	Healthcare Professional Liability
PRA Corporate	1	119	Corporate functions (Accounting, Legal, etc.)
PICA	1	85	Professional Liability for Podiatry & Chiropractic
Eastern	7	276	Workers' Compensation Captive Facilities (all lines)
Medmarc	2	55	Products Liability Legal Professional Liability
PRA Risk Solutions	1	3	Alternative Risk Transfer


Lloyds
Underwriting Offices
Claims Offices
Claims/Underwriting Offices
Corporate Headquarters
Cayman Islands

Data as of 6/30/19 except market cap which is 7/31/19

ProAssurance Investor Briefing | August 2019 12

Premiums, Policyholders & Distribution for 2019 Ancillary 2% Specialty P&C 82% Ancillary Healthcare 8% Life Sciences 3% Life Sciences & Medical Tech 2% Physicians & Dentists 38% Hospitals & Facilities 7% Physicians & Dentists 57% Hospitals & Facilities 2% Attorneys 3% Attorneys 14% Lloyd's 9% Workers' Compensation 28% Segregated Portfolio Cell Reinsurance 9% Workers' Compensation 14% Segregated Portfolio Cells Reinsurance 3% Workers' Comp 18% Premium Allocated by Line Does Not Reflect Inter-Segment Eliminations Subject to Rounding Agent/Broker 77% 100% 100% 100% All Data as of 6/30/2019, subject to rounding ProAssurance Investor Briefing | August 2019 13 Direct 23% ------Our Distribution Sources HCPL LPL Life SciencesWorkers’ Comp YTD 2019 Gross Premium: $501.2 mln YTD 2019 Policyholder Count: 77,959

ProAssurance Brand Profile Liability ProAssurance Investor Briefing | August 2019 14 Legal Professional Medical Technology & Life Sciences Products Liability Alternative Risk Transfer Healthcare Professional Liability Workers’ Comp Specialty P&C

Additional Capital Management Discussion Points August 2019

Superb Track Record of Capital Management Successfully expanded PRA to meet new challenges of an evolving insurance market $2.0 billion returned to shareholders through share repurchase and dividends since 2009* Share repurchase balances share price vs. book value/share $110 mln authorized for buybacks at 6/30/2019 Regular quarterly dividend is $0.31/share Special dividend of $0.50/share paid on 1/9/19 $754 million deployed in transformative strategic acquisitions since 2009 *Capital Returned is all declared dividends + share buybacks ProAssurance Investor Briefing | August 2019 16 At 6/30/19 | $ in 000’s Dividends DeclaredShare Strategic Year SpecialRegular RepurchaseAcquisitionsTotal 2009̶̶ 52,045 $ 137,800 189,845 2010̶̶ 106,347 233,000 339,347 2011̶$ 15,269 21,013 ̶ 36,282 2012$ 154,055 38,411 ̶ 24,000 216,466 2013̶64,777 32,454 153,700 250,931 2014 150,68569,779 222,360 205,244 648,068 2015 53,01366,843 169,793 ̶ 289,649 2016 249,18865,841 2,106 ̶ 317,135 2017 250,72066,170 ̶ ̶ 316,890 2018 26,81967,495 ̶ ̶ 94,314 2019̶33,316 ̶ ̶ 33,316 $ 884,480 $ 487,907 $ 606,118 $ 753,744 $ 2,732,243 $1,978,499 A look at the last ten years

Capital and Liquidity Decisions for operating expenses for organic growth and quarterly dividends Share repurchase at prices with a reasonable payback period Options for deploying remaining capital Recurring regular dividend Decreasing tax efficiency ProAssurance Investor Briefing | August 2019 17 Special dividend Add CapitalLiquidity Potential opportunities& Amounts needed for strategic M&A and debt service All decisions must recognize that we hold significant capital at the subsidiary level to maintain operating company ratings and satisfy regulatory requirements. Dividends from subsidiaries to the holding company are our primary source of liquidity and are paid as allowed given rating and regulatory constraints. Starting Point CapitalLiquidity Required capital&Accepted operating subsidiaries

Dividends and Capital Management Balancing our proven dedication to effective capital management with the desire to retain capital to pursue business emerge opportunities and potential transactions that may ProAssurance Investor Briefing | August 2019 18 Special dividend of $0.50/share paid on January 9, 2019 Special dividend of $4.69/per common share paid in 2018 and 2017 Regular quarterly dividends of $0.31/per common share Dividends declared in 2018 and 2017 returned $317 million of capital to shareholders in each year

Key Source of Capital: Subsidiary Dividends to Corporate Subsidiary dividends are our primary source of liquidity Subsidiary capital requirements play a major role Ordinary $360 Extraordinary YTD 2019* 2018 2017 2016 2015 2014 *As of 7/31/19 ProAssurance Investor Briefing | August 2019 19 Extraordinary dividends require regulatory approval $178 $200 $294$311$285 $162 $150 $56 $229 $14 $48 $160 $149 $144 $130 Ordinary dividends are permitted without regulatory pre-approval •Amounts and criteria vary by domiciliary state Subsidiary Dividend History (in Millions) 2019 ORDINARY Dividend Capacity $128 Million

Capital Management Priorities ProAssurance Investor Briefing | August 2019 20 Conceptual Model of Projected A. M. Best BCAR Scores if “A+” Rating Threshold Increase Premium Reduce Surplus Excess Capital vs. Excess Capacity The manner in which capital is used has an effect on financial ratings

Change in Capital: 2009 - Q2 2019 * Equity shown in millions; all other data shown in thousands ProAssurance Investor Briefing | August 2019 21 2009201020112012201320142015201620172018Q2 2019 Beginning Equity*$1,424 $1,705 $1,856 $2,164 $2,271 $2,394 $2,158 $1,958 $1,799 $ 1,595 $ 1,523 Cumulative-effect ̶ adjustments ̶ ̶ ̶ ̶ ̶ ̶ ̶ $ 149 $ 8,334 $ (444) Stock Issued̶ ̶ ̶ ̶ ̶ ̶ ̶ ̶ ̶ ̶ ̶ Employee Stock Transactions$ 7,205 $ 6,147 $ 6,167 $ 7,780 $ 9,261 $ 11,246 $ 8,221 $ 12,857 $ 8,058 $ 2,368 $ 488 Earnings $ 222,026 $ 231,598 $ 287,096 $ 275,470 $ 297,523 $ 196,565 $ 116,197 $ 151,081 $ 107,264 $ 47,057 $ 43,186 Dividends ̶ ̶ $ (15,269) $ (192,466) $ (64,777) $ (220,464) $ (119,866) $ (315,028) $ (316,890) $ (94,314) $ (33,316) Treasury Stock $ (46,884) $ (106,347) $ (20,317) ̶ $ (32,054) $ (222,360) $ (169,793) $ (2,106) ̶ ̶ ̶ Unrealized G/L$ 98,663 $ 19,870 $ 50,913 $ 15,343 $ (85,719) $ (1,457) $ (34,349) $ (6,456) $ (2,488) $ (35,238) $ 48,640 Total Equity*$1,705 $1,856 $2,164 $2,271 $2,394 $2,158 $1,958 $1,799 $1,595 $ 1,523 $ 1,582

Financial / Operating Performance August 2019

Income Statement Highlights (6/30/19) In millions, except per share data ProAssurance Investor Briefing | August 2019 23 Three Months Ended Six Months Ended June 30 2019 2018 2019 2018 Gross Premiums Written $ 221.3 $ 242.9 $ 501.2 $ 485.9 Net Premiums Earned $ 209.1 $ 223.6 $ 417.3 $ 410.8 Net Investment Result $18.4 $ 27.8 $ 40.4 $ 51.4 Net Realized Investment Gains (Losses) $9.3 $ 2.8 $ 45.9 $ (9.7) Total Revenues $ 239.6 $ 256.2 $ 508.5 $ 457.2 Net Losses and Loss Adjustment Expenses $ 168.4 $ 161.7 $ 328.2 $ 291.5 Underwriting, Policy Acquisition & Operating Expenses $62.7 $ 59.6 $ 124.1 $ 117.0 Net Income (Loss) (Includes Realized Investment Gains & Losses) $ 11.5 $ 28.4 $ 43.2 $ 40.3 Non-GAAP Operating Income $4.1 $ 26.0 $8.3 $ 47.4 Non-GAAP Operating Income per Diluted Share $0.08 $ 0.48 $0.15 $ 0.88 Strong results from a focused strategy

Corporate Segment Financial Highlights (6/30/19) In millions ProAssurance Investor Briefing | August 2019 24 Three Months Ended Six Months Ended June 30 2019 2018 2019 2018 Net investment income $ 22.0 $ 21.2 $ 43.3 $ 42.1 Equity in earnings (loss) of unconsolidated subsidiaries $ (5.2) $ 5.4 $ (6.0) $ 7.0 Net realized investment gains (losses) $9.1 $ 3.5 $ 43.4 $ (8.5) Total Revenues $ 26.8 $ 31.2 $ 82.6 $ 42.7 Operating expenses $5.4 $ 5.6 $ 10.0 $ 10.3 Interest expense $4.2 $ 4.0 $8.6 $ 7.7 Income tax expense / (benefit) $-$ (0.3) $6.7 $ (3.7) Segment operating result $ 17.1 $ 21.9 $ 57.3 $ 28.4

Operational Results / Long-Term Profitability Combined ratio average 2009 – Q2 2019: 80.6% Operating ratio average 2009 – Q2 2019: 61.1% Combined Ratio Operating Ratio 108.3% 97.2% .3% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q2 2019 ProAssurance Investor Briefing | August 2019 25 101.5% 95.4% 82.1% 82.4% 74.8% 64.2% 57.3% 52.5% 46.1% 38.8% 39.8% 32.6% 27.6% 90.5% 91.4% 77.8% 69.1% 68.0% 70.6% 90 Combined Ratio and Operating Ratio History

Disciplined Approach to Reserves Recognizing loss trends as they appear No change in reserving philosophy or process $326 $272 $223 $182 $161 $144 $134 $92* $26 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 HCPL Predominating 2004 — Q2 2019 $ in millions *Subject to rounding ProAssurance Investor Briefing | August 2019 26 Q4 $234 Q3 $207 Q2 $185 Q1 $138 $108 $104 $105 $43 $33 $30 $36 $38 $17 $23 $31 $37 $20 $19 $25 $184 $52 $50 $40 $114 $50 $60 $48 $82 $49 $39 $53 $49 $43 $42 $48 $56 $36 $35 $34 $49 $29 $37 $29 $44 $32 $29 $29 $25 $22 $23 $23 $16 15-Year Reserve Development History by Quarter by Year

Inside ProAssurance’s Income Statement (6/30/19) Provision for Income Taxes 1.3% Loss Adjustment Other -0.2% Revenues: $508.5 mln Expenses: $458.6 mln Tax Expense: $6.7 mln Net Income: $43.2 mln Subject to Rounding ProAssurance Investor Briefing | August 2019 27 Net Income 8.5% Net Investment Income 9.1% Underwriting, Policy Acquisitions, Operating, SPC Dividend, and Interest Expenses 25.7% Net Premiums Earned 82.1% Net Losses and Expenses 64.5% Net Realized Investment Gains (Losses) 9.0%

Ceded Premiums Written (6/30/19)

ProAssurance.
Treated Fairly

	Specialty P&C						Workers' Compensation Insurance (1)		Segregated Portfolio Cell Reinsurance		Lloyd's (3)	
	HCPL (2) Including Podiatry		Products		Lawyers							
	6/30/19	6/30/18	6/30/19	6/30/18	6/30/19	6/30/18	6/30/19	6/30/18	6/30/19	6/30/18	6/30/19	6/30/18
Gross written premium	$ 111.0	$ 131.4	$ 10.1	$ 9.8	$ 6.8	$ 6.7	$ 64.2	$ 70.9	$ 53.3	$ 51.5	$ 29.2	$ 24.2
Ceded premiums	12.9	12.5	3.2	3.1	0.6	0.5	19.2	21.7	5.7	5.6	10.5	14.3
Net written premium	$ 98.1	$ 118.9	$ 6.9	$ 6.7	$ 6.2	$ 6.2	$ 45.0	$ 49.2	$ 47.6	$ 45.9	$ 18.7	$9.9
Ceded Premium Components												
Primary reinsurance arrangement, current accident year	$ 5.2	$ 5.5	$ 3.2	$ 3.1	$ 0.6	$ 0.5	$ 3.4	$ 3.1	$ 5.7	$ 5.6	$ —	$ —
All other reinsurance arrangements	7.7	8.2	—	—	—	—	15.7	18.1	—	—	10.5	14.3
Ceded premiums, current accident year	12.9	13.7	3.2	3.1	0.6	0.5	19.1	21.2	5.7	5.6	10.5	14.3
Reduction in premiums owed under reinsurance agreements	—	(1.2)	—	—	—	—	0.1	0.5	—	—	—	—
Total ceded premiums	$ 12.9	$ 12.5	$ 3.2	$ 3.1	$ 0.6	$ 0.5	$ 19.2	$ 21.7	$ 5.7	$ 5.6	$ 10.5	$ 14.3
Ceded premiums ratio, current accident year	11.6%	10.4%	31.5%	31.7 %	8.4 %	8.0%	29.8%	29.9 %	11.8%	11.9%	36.0%	59.1%

Subject to rounding

(1) All other reinsurance arrangements primarily represent alternative market business ceded under a 100% quota share reinsurance agreement, net of a ceding commission, to SPCs in our Segregated Portfolio Cell Reinsurance segment.

(2) All other reinsurance arrangements includes alternative market premium, net of reinsurance, which all or a portion of the premium is ceded to certain SPCs in our Segregated Portfolio Cell Reinsurance segment.

(3) All Lloyd's reinsurance premium is shown in the "all other reinsurance arrangements" line.

ProAssurance Investor Briefing | August 2019

28

Balance Sheet Highlights 2014 – Q2 2019 $1.5 bln Returned to Shareholders Through Dividends and Share Repurchase Shareholders’ Equity: 25% Increase (2007 – Q2 2019) $2.39 $2.27 $2.16 $2.16 $1.96 $1.86 $1.80 $1.70 $1.59 $1.58 $1.52 $1.42 $1.26 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 In billions, except Book Value per share ProAssurance Investor Briefing | August 2019 29 June 30, 201920182017201620152014 Shareholders’ Equity$1.6 $1.5 $1.6 $1.8 $2.0 $2.2 Total Investments$3.5 $3.3 $3.7 $3.9 $3.7 $4.0 Total Assets$4.8 $4.6 $4.9 $5.1 $4.9 $5.2 Total Policy Liabilities $2.7$2.6$2.5$2.4$2.4$2.4 Book Value per Share$29.42 $28.39 $29.83 $33.78 $36.88 $38.17 As of 7/30/19, we have paid a total of $24.75/share in regular and special dividends since 2011. Extensive capital management activities have reduced book vale per share while increasing shareholder return Maintaining the financial strength required to keep our insurance promise and creating value for our shareholders

Inside ProAssurance’s Balance Sheet (6/30/2019) 14.6% Assets: $4.8 bln Liabilities: $3.2 bln Equity: $1.6 bln Subject to Rounding ProAssurance Investor Briefing | August 2019 30 Other Assets 5.1% Retained Earnings 33.0% Goodwill & Intangible Assets 5.9% Insurance Receivables Cash & Investments 74.4% Unearned Premiums 9.2% Reinsurance Payable & Other Liabilities 11.9% Loss Reserves 45.9%

Shareholder Return & ROE August 2019

Book Value per Share History to June 30, 2019 2016 and 2017 each includes a $4.69/share special dividend $26.30 declared in Q4 2011 $6.96 $4.28 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 ProAssurance Investor Briefing | August 2019 32 $47.41 2018 includes a $0.50/share special dividend $43.56 BV + Dividends$35.67 78 $38.17 $36.85 $33. Cumulative: 2,844% / CAGR: 12.6% Book Value $19.35 Initial dividend $12.30 $9.39 $8.01 $5.79 $3.14 $1.84 2019 $29.42 Growth in Book Value + Dividends Since Inception (Sep 1991) 2019 $54.17

ProAssurance Leverage Update Debt Capital Debt to Capital Net Premiums Written Equity Premiums to Equity $ in billions $ in billions $2.4 $2.4 $1.6 $1.6 0.5 0.5 $0.8 $0.8 9% $-$- 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD* $288 million debt at 6/30/19 $250 million 10-year notes due 11/15/2023 • 5.30% Coupon $38 million in office building mortgages $250 million revolving credit facility No outstanding borrowings Moving closer to our minimum target of 0.75:1 Committed to enhancing shareholder value through effective capital management Retaining capital needed for an eventual market turn and M&A *2019 Premiums are annualized ProAssurance Investor Briefing | August 2019 33 0.6 0.4 0.5 0.4 0.2 0.3 0.3 0.3 0.2 20% 21% 2 16% 1 5% 15% 10% % 5% 3% 3% Ten-Year Debt to Capital Ten-Year Premiums to Equity Operating Leverage Financial Leverage

Return on Equity & Future Goals ROE target is seven points above the ten-year Treasury rate (risk-free rate) Ten year treasury rate was 1.9% at 8/1/19*, implying a revised ROE Target of approximately 8.9% Prior long-term return target of 12%-14% is unrealistic in the current interest rate environment Each line of business retains a pricing target of 13% ROE on allocated capital *https://www.treasury.gov/resource-center/data-chart-center/interest-rates/Pages/TextView.aspx?data=yield ProAssurance Investor Briefing | August 2019 34 YTD 2018 Return on Equity: 5.1% YTD 2019 Return on Equity: 5.6%

Total Return & Stock Price Total Return 3270% Return Since Inception (Sep 1991) 2437% 12% Ten Year (7/31/09 – 7/31/19) 152% 10% Five Year (7/31/14 – 7/31/19) 31% 6% YTD 2019 0.2% 160% 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 Stock Price $57.15 $57.05 Since Inception (Sep 1991) 1395% 10% Ten Year (7/31/09 – 7/31/19) 54% 4% Five Year (7/31/14 – 7/31/19) -10% -3% YTD 2019 -1% $ 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 Reflects all stock splits and includes all dividends in the year declared. Source: SNL ProAssurance Investor Briefing | August 2019 35 $48.48 7/31/19 $39.09 $39.91 $24.32$27.46$26.86 $15.74 $16.08 $6.59 $8.79 $4.77 2.62 Scorecard at 7/31/2019Price CAGR Change 2987% 2012% 7/31/19 2347% 1484% 884%983% 959% 521% 534% 236% 52% 88% Scorecard at 7/31/2019TotalCAGR

Segment Highlights Specialty P&C, August 2019

Specialty P&C Financial Highlights (6/30/19) In millions, except ratios ProAssurance Investor Briefing | August 2019 37 Current Accident Year Net Loss Ratio 94.0% 91.8% 93.6% 91.2% Effect of Prior Accident Year Reserve Development (9.9%) (14.1%) (8.2%) (15.7%) Net Loss Ratio 84.1% 77.7% 85.4% 75.5% Underwriting Expense Ratio 23.7% 19.6% 23.8% 21.7% Combined Ratio 107.8% 97.3% 109.2% 97.2% Three Months Ended Six Months Ended June 30 2019 2018 2019 2018 Gross Premiums Written $ 127.9 $ 148.0 $ 294.3 $ 288.5 Net Premiums Earned $ 126.0 $ 142.6 $ 250.1 $ 257.6 Total Revenues $ 127.5 $ 143.9 $ 252.8 $ 260.1 Net Losses & Loss Adjustment Expenses $ 106.0 $ 110.9 $ 213.7 $ 194.4 Underwriting, Policy Acquisition & Operating Expenses $29.9 $ 27.9 $59.5 $ 55.9 Segment Operating Result $(8.4) $ 5.1 $ (20.4) $ 9.8

Specialty P&C Financial Highlights – Adjusted (6/30/19) In millions, except ratios *Excludes the effect of the Q2 2018 Loss Portfolio Transfer, which added $26.6 million in one-time premium written and fully earned, and was booked at a 95% loss ratio ProAssurance Investor Briefing | August 2019 38 Current Accident Year Net Loss Ratio 94.0% 90.7% 93.6% 90.6% Effect of Prior Accident Year Reserve Development (9.9%) (17.3%) (8.2%) (17.6%) Net Loss Ratio 84.1% 73.4% 85.4% 73.0% Underwriting Expense Ratio 23.7% 23.8% 23.8% 24.1% Combined Ratio 107.8% 97.2% 109.2% 97.1% Three Months Ended Six Months Ended June 30 2019 2018* 2019 2018* Gross Premiums Written $ 127.9 $ 121.3 $ 294.3 $ 261.9 Net Premiums Earned $ 126.0 $ 116.0 $ 250.1 $ 224.0 Total Revenues $ 127.5 $ 117.2 $ 252.8 $ 233.4 Net Losses & Loss Adjustment Expenses $ 106.0 $ 85.1 $ 213.7 $ 168.6 Underwriting, Policy Acquisition & Operating Expenses $29.9 $ 27.6 $59.5 $ 55.6 Segment Operating Result $(8.4) $ 4.6 $ (20.4) $ 9.3

Q2 2019 Specialty P&C Gross Written Premium



Physician 12-mo
Physician 24-mo
$80.5
$4.6
$75.9
$83.4
$10.1
$73.3
Q2 2018
Q2 2019



$ in millions
Q2 2018
Q2 2019
$14.1
$14.1
$6.8
$7.3
$6.7
$6.7
$11.5
$6.4
$9.7
$9.9
Healthcare facilities
Other healthcare providers
Legal professionals
Tail & other professional liability
Medical Technology

- Total Gross Written Premiums decreased $20.1M (13.6%) from $148.0M to $127.9M
  - Physician increase is due to the regular renewal cycle of twenty-four month term policies, partially offset by a decrease in twelve month term policies primarily driven by retention losses (88%), partially offset by new business written of $3.1M, an increase in renewal pricing, and, to a lesser extent, timing differences.
  - Facilities remained flat for the quarter. $2.6M in new business written was largely offset by retention losses (80%)
  - Other healthcare providers increase is due to new business of $0.3M, largely offset by retention losses (87%)
  - Lawyers remained flat for the quarter, primarily due to new business written of $0.8M that was largely offset by retention losses (87%)
  - Medical & life sciences products liability is up due to new business written of $1.3M and an increase in renewal pricing, largely offset by retention losses (89%)
  - Tail premium is down due to $7.9M of tail coverage provided in connection with the 2018 LPT

ProAssurance Investor Briefing | August 2019 39

YTD 2019 Specialty P&C Gross Written Premium

ProAssurance. Treated Fairly



Physician 12-mo
Physician 24-mo
$197.8
$176.6
$12.8
$16.7
$163.8
$181.1
$200
$150
$100
$50
$0
Q2 2018
Q2 2019

$ in millions



2018
2019
$36.3
$29.1
$15.8
$17.3
$14.5
$14.8
$16.0
$11.0
$17.8
$17.1
Healthcare facilities
Other healthcare providers
Legal professionals
Tail & other professional liability
Medical Technology

- Total Gross Written Premiums increased $5.8M (2.0%) from $288.5M to $294.3M
  - Physician twelve month term policies increase is due to timing differences, new business written of $17.5M and, to a lesser extent, an increase in renewal pricing, partially offset by retention losses (90%). In addition, twenty-four month term policies increased due to the normal cycle of renewals
  - Facilities increase is due to new business written of $6.9M and an increase in renewal pricing, partially offset by retention losses (77%)
  - Other healthcare providers increase is due to new business written of $0.7M partially offset by retention losses (88%)
  - Lawyers increase is due to new business written of $1.7M and, to a lesser extent, an increase in renewal pricing, largely offset by retention losses (88%)
  - Medical & life sciences products liability is down primarily due to retention losses (85%), partially offset by new business written of $2.2M and an increase in renewal pricing
  - Tail premium is down due to $7.9M of tail coverage provided in connection with the 2018 LPT

ProAssurance Investor Briefing | August 2019 40

Strong Retention Despite Competition Retention gains are holding Continued underwriting vigilance is being used today to ensure future success o o Market share is important, but NOT as important as profitability We emphasize adequate pricing over retention Premium Retention – Physicians 91% 90% 90% 90% 90% 90% 89% 89% 89% 89% 89% 88% 88% 88% 88% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q2'19 Q3 18 Q4 18 Q1 19 Q2 19 ProAssurance Investor Briefing | August 2019 41 Trailing Four Quarters’ Year-over-Year Premium Retention – Physicians

Physician Liability Pricing Trend Accelerating changes on renewed business 110% 70% 30% -10% 2019 PICA excluded to facilitate accurate comparisons over time | June 30, 2019 ProAssurance Investor Briefing | August 2019 42 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q2 Annual 23% 28% 28% 19% 11% 3% -2% -6% -4% -2% -2% 0% -1% 0% 0% 0% 1% 3% 3.0% Cumulative 23% 51% 79% 98% 109% 112% 110% 104% 100% 98% 96% 96% 95% 95% 95% 95% 96% 100% 103% MD/DO Charged Rate History

Key Area Rate Comparison $375,000 Annual Premium for a $1M / $3M Policy Filed or Approved at 6/30/19 ProAssurance Investor Briefing | August 2019 43 $350,000 $325,000 $300,000 $275,000 $250,000 $225,000 $200,000 $175,000 $150,000 $125,000 $100,000 $75,000 $50,000 $25,000 $0 Birmingham Indianapolis Denver Dallas St Louis Atlanta Cleveland Detroit New York, NY Miami Washington Chicago Family Practice (No Surgery) $7,484 $9,227 $11,100 $11,345 $17,960 $19,320 $20,835 $28,263 $23,216 $25,549 $24,010 $82,137 Anesthesiology 17,422 12,376 14,948 14,024 20,087 34,072 30,212 28,263 $31,703 31,757 30,402 101,766 Plastic Surgery 26,774 32,248 29,057 22,059 51,996 65,419 58,343 83,268 $68,481 56,586 83,672 239,167 General Surgery 30,515 38,932 36,752 35,452 60,505 65,419 63,031 108,020 $85,456 93,830 73,018 239,167 Orthopedic Surgery w/Spine 37,997 40,119 41,883 40,809 64,759 74,638 72,408 97,019 $91,114 87,623 99,652 317,681 Obstetrics 41,737 49,921 49,578 38,131 86,032 93,078 95,851 108,020 $113,747 124,867 147,595 356,938

The Bottom Line Benefits of Strong Defense Five-Year Average Loss Ratio (2013-2017) 66.7% 71.6% On average, 18 points better than the industry Adjustment Expenses Premium 2013 2014 2015 2016 2017 PRA Industry Source: 2013-2017, Statutory Basis, A.M. Best Aggregates & Averages ProAssurance Investor Briefing | August 2019 44 Incurred Losses as a Percentage of Premium Incurred Loss as a Percentage of TOTAL LOSS RATIO 53.5% 27.5% 31.9% 44.1% 21.6% 60.3% 34.6% 56.6% 36.3% 49.2% 35.0% 38.7% 27.3% 28.0% 32.1% 24.0% 21.6% 21.9% 10.7% ProAssurance vs. Industry subject to rounding ProAssurance Stand Alone Five-Year Average Loss Ratio (2013-2017 / Calendar Year) Our ability and willingness to defend claims allows us to achieve better results

ProAssurance Outperforms in Insurance Overall P&C Overall HCPL PRA - MPL Only PRA - All Lines 106.5% 103.8% 101.4% 99.2% 100.6% 80.0% 76.6% 1991-2017 10-Year 2008-2017 5-Year 2013-2017 Source: A.M. Best Aggregates and Averages for Each Line of Business (1991-2017) ProAssurance Investor Briefing | August 2019 45 87.2% 88.3% 92.4% 70.7% 67.4% Average Combined Ratio

ProAssurance Outperforms in HCPL 2017 ProAssurance HCPL HCPL P&C 160% 140% 120% 93.9% 100% 80% -2017 101.9% 60% 40% 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 PRA HCPL Source: 1991-2016 A.M. Best Aggregates and Averages, Medical Malpractice Lines of Business. Policyholder Dividends Included. ProAssurance Investor Briefing | August 2019 46 Avg Since 1991-Inception 87.2% 107.1% PRA HCPL 10 Yr 2008-Avg 2017 67.4% PRA HCPL 5 Yr 2013 Avg 76.6% Calendar Year Combined Ratio 1991 - 2017 ProAssurance consistently outperforms in a volatile line of business

Segment Strategic Review Specialty P&C, August 2019

New Market Conditions Emerging Greater uncertainty in the market creates an environment where ProAssurance outperforms long-term due to superior financial strength and operational expertise Perceived trends have led a handful of commercial carriers to exit all or part of their healthcare professional liability business The state of Iowa has banned one price-focused healthcare professional liability insurer from selling new policies or renewing existing policies due to poor financial condition. Downgrades from A. M. Best on two smaller mutual companies signal growing concern over financial strength after years of 100+ combined ratios At least one larger mutual is already on a negative watch With severity a growing concern, smaller companies may have to make a choice between maintaining ratings or maintaining market share ProAssurance has achieved consistently higher pricing and strong retention as the market changes ProAssurance Investor Briefing | August 2019 48

Driving Forces Behind Severity Trends: Before a Lawsuit Healthcare Advances Longer life expectancies More expensive and complex procedures increased risk of complications High Deductible Health Plans Patients pay more out of pocket Higher expectations lower tolerance for unexpected outcomes Increasing reliance on cost-efficient urgent care centers disrupts continuity of care Delay in care patients get sicker increased chance of injury Pandemic of Comorbidities Rising levels of obesity and type-2 diabetes long term chronic illness Compounding effect on bad outcomes, both in frequency an severity Patient Frustration Complicated care-delivery systems and institutionalized medicine Decreased “face time” with physicians patients are more likely to sue Large verdicts encourage plaintiffs and their attorneys to sue The critical, trust-based relationship between providers and patients is diluted by institutional medicine 49 RISK

Driving Forces Behind Severity Trends: After a Lawsuit Jury Sentiment Angry with perceived social inequality (“Haves” vs. “Have-Nots”) Increasingly interested in Compensation over Causation Institutional defendants rather than an individual Value of a dollar is distorted by high-earning public figures Athletes, musicians with multi-million dollar net-worths Companies and executives worth billions Higher Damages Advanced and more expensive technology Longer life expectancy More expensive blackboarding Growing Spread Between Offer and Demand Higher settlements Longer, more frequent, and more expensive trials Juries awarding more than plaintiff attorneys are asking There is a growing disconnect between liability/causation and the expectation of patients and juries that the providers should pay damages 50 VERDICTS

Large Verdicts at Record Highs in 2018 Unmistakable trend to higher severity evident in the broader industry Not evident in ProAssurance paid losses Prompting greater conservatism in ProAssurance reserves on larger risks where deeper pockets may have been created by consolidation Greater conservatism also translates into higher current year loss picks Four consecutive years of increases in number of $10M+ and $25M+ verdicts 2018 Verdicts At or Above $10 Million Were the Highest This Century 2018 Verdicts At or Above $25 Million Exceeded the Levels of the Last Crisis 44 17 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 Higher severity has invariably led to higher frequency which contributes to a cycle turn in healthcare professional liability Data Source: TransRe ProAssurance Investor Briefing | August 2019 51 13 13 9 9 7 7 5 3 11 11 8 8 11 8 8 6 4 38 34 33 35 30 28 29 29 30 26 23 23 20 20 21 18 31

Large Verdicts at Record Highs in 2018 Largest (10th/25th/50th) Verdicts, 2001-2018 50 45 40 35 30 25 10th 25th 50th 20 15 10 5 0 02 04 06 08 10 Year 12 14 16 18 Data Source: TransRe ProAssurance Investor Briefing | August 2019 52 $ Millions

How Healthcare Costs Will Force Changes in Our Market

ProAssurance.
Treated Fairly

Healthcare

Cost control remains the *real* driver of change in the delivery of care

Care being pushed down to lower cost providers

Current spending levels are unsustainable

The Affordable Care Act is a sideshow that does not address rising costs

No perfect model for healthcare delivery has emerged

- The question is cost vs. care—we can deliver more care than we can afford
  - Restructuring is producing profound changes in healthcare
- The U.S. spends almost 18% of GDP on healthcare, and the percentage is increasing

US Healthcare Spending as a Percent of GDP, 1970-2017


18%
17%
16%
15%
14%
13%
12%
11%
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
1970
1975
1980
1985
1990
1995
2000
2005
2010
2015
17.9% of GDP in 2017
Expected to reach ~20% of GDP by 2027

Source: Kaiser Family Foundation analysis of National Health Expenditure (NHE) data from Centers for Medicare and Medicaid Services, Office of the Actuary, National Health Statistics Group.

http://data.worldbank.org/indicator/SH.XPD.TOTL.ZS

ProAssurance Investor Briefing | August 2019 53

We Are Approaching a Tipping Point $50,500 ProAssurance Investor Briefing | August 2019 54 4.9% Per U.S. Office of Actuary $25,800 $9,200 2002 2016 2030 Median Compensation (Wages + Health Benefits) $68,600 $105,800 $149,000 Health Spending as a Percentage of Compensation13.4% 24.4% 33.9% Average Annual Healthcare Spending per Working Household Includes Out-of-Pocket Expenses and Insurance Premiums

How Healthcare Costs Will Force Changes in Our Market Greater reliance on a value-based payment system Providers shouldering more of the risk of costs • Drives the need for efficiency in order to optimize limited resources Changing models of reimbursement Greater reliance on technology Increasing focus on efficiency to maximize care-per-spend Adapted from HBR: The Strategy that Will Fix Healthcare ProAssurance Investor Briefing | August 2019 55 Coordination of Care Physician/Specialty-Driven Patient Centric Provider Centric Payment for Value & Outcome (Value-Based Care) Payment for Volume (Fee-for-Service) OVERARCHING TRENDS Larger groups/systems will have more leverage with payers Financial pressures are eliminating small groups and solo practitioners Patients will be forced to make choices as they shoulder more costs

Strategy Update: Traditional Practices are Fading More physicians than ever are employees The fork in the road for traditional HCPL companies The HCPL Industry Traditional practices are fading Excess capital is being used to try to maintain market share at the expense of a sustainable future Capital & geographic constraints challenge many small insurers Few companies are able to respond to new coverage demands from emerging delivery models o Their core markets are disappearing and they do not have the financial size and capability to insure large, more complex risks Small Group & Solo Practices Employed Physicians Other 3% 2008 2012 2014 2016 2018 Source: 2018 Physicians Foundation Survey of America’s Physicians, and prior editions ProAssurance Investor Briefing | August 2019 56 8% 13% 9% 20% 35% 44% 58% 53% 49% 62% 49% 35% 33% 31%

ProAssurance is Positioned to Succeed in HCPL

PROASSURANCE.
Treated Fairly

Emerging Issues in Healthcare

- Consolidation of providers into larger groups or within facilities/systems
- Evolution of new delivery systems to address cost pressures
- Multi-state expansion to achieve scale

Challenges for HCPL Insurers

- Broker-driven purchasing requires new approaches to the market
- Larger balance sheets required to respond to greater financial risk
- Multi-state risks require broad scope
- Evolving risk profiles require flexible coverage options and alternative markets presence

ProAssurance Responds with Strategies & Solutions

- Broker outreach and National Healthcare Team are driving higher submissions.
- Chosen by a large multi-state risk—single largest premium in PRA history (Q2 2016)
- Access to international markets through Lloyd's syndicates
- Partnerships such as Certitude with Ascension Health ($239.2 million in Ascension-related DPW since inception, $179.8 million in Certitude-only DPW)
- Alternative market expertise through Inova® captives, E&S capabilities and a dedicated risk retention group
- Sophisticated Work Comp solution creates a solid competitive advantage

ProAssurance Investor Briefing | August 2019

57

ProAssurance is Positioned to Succeed in HCPL ProAssurance has the right combination of geographic scope, broad experience, and financial strength for success in the new world of healthcare liability Berkshire Hathaway (Specialty MPL Carriers Only) $1.27B Surplus billions $4.9B Bubble Size = 2017 Direct Premiums Written in millions $2.5 ctors Co $681 $2.0 $1.5 (NY Only) $174 $104 $1.0 $335 $332 $0.5 OMSNIC $94 NCMIC $144 MMLIS $0.0 0 Controlled Risk 10 20 30 40 50 -$0.5 SNL 2017 Statutory Data, >50% HCPL, Direct Written Premiums >$80 million ProAssurance Investor Briefing | August 2019 58 Do Coverys ProAssurance $476 $414 Hospitals InsuranceMutual Insurance Co. of AZ MAG Mutual MCIC-VT$266 NORCAL ISMIE State Volunteer$158 $126 MMIC $118 COPICMedical Mutual Holdings $94 $82 $139 $151 Active States Size & Scope of Top HCPL Writers

ProAssurance is Positioned to Succeed in HCPL Our long-term focus on financial strength and protecting the integrity of our balance sheet is central to our overall strategy and success ProAssurance has always evolved ahead of the curve We have proven our ability to thrive across insurance cycles We have an unmatched combination of financial strength and deep experience We have built the platform that allows us to serve the broad spectrum of healthcare Prudently leveraging our success and experience with the addition of specialized expertise Broad capabilities to meet evolving demands in professional liability Eastern, Medmarc, PICA & Mid-Continent Traditional HCPL companies deepen our capabilities ProAssurance Investor Briefing | August 2019 59

Strategy Update: Successes in the Evolving Market

ProAssurance. Treated Fairly

- The Certitude^{tm} program in partnership with Ascension Health
  - Shared risk through quota share participation by Ascension's captive on first $1M
  - 2,382 insured physicians
  - ~$10.3 mln Certitude direct premium in Q2 2019
    - $17.0 mln for the through the first two quarters of 2019
  - Active in AL, D.C., CT, FL, IL, IN, KS, MD, MI, NY, OK, TX, and WI
  - $27.5 mln inforce gross written premium from Ascension-related risks in Q2 2019
- CAPAssurance
  - Partnered with California-based CAP-MPT
  - Risk sharing by CAP through variable quota share participation on first $1 mln
  - ~$13.5 mln of gross written premium

CERTITUDE™ by ASCENSION


States with Active Certitude Programs
Non-Certitude States where Ascension Health Ministries are based*
States with Active CAPAssurance Policies

6/30/2019

*http://ascension.org/our-work/ascension-health/sites-of-care

ProAssurance Investor Briefing | August 2019 60

Addressing a Wide Spectrum of Risk Appetites workers’ compensation customers insurance programs programs ProAssurance Investor Briefing | August 2019 61 Coordinated sales & marketing efforts target insureds in these classes for additional products and services Alternative Risk Captive insurance programs allow large, sophisticated healthcare and to control their own Two joint healthcare professional and workers’ compensation are already in place Eastern Re brings proven experience and expertise in establishing and operating captives through segregated cells Transitional Risk sharing/high deductible programs control cost and build “sticky” business Risk purchasing groups target specific specialties or program business Joint physician/hospital policies (ProControl®) address unique risk tolerance and claims expectations of each class of insured Traditional Policies Primarily agent-sold or direct Remains the majority of our business Proven performance supports discipline pricing

Leveraging Existing Expertise in New Ways

Syndicate 1729 at Lloyds

- Our 61% participation provides potential access to international medical professional liability opportunities
- Increases flexibility for ProAssurance when working with complex risks
- Primary and excess business can be written
- We expect to leverage Medmarc's expertise in the future to underwrite international medical technology and life sciences risks

Medmarc

- Larger healthcare organizations present greater opportunities to insure activities focused on device and drug development
- Provides ProAssurance and our distribution partners with additional capabilities at the complex end of the healthcare delivery continuum
- Increasing globalization of testing and development efforts are a natural fit with Lloyd's Syndicate 1729

Segregated Portfolio Cell Reinsurance

- Allows any organization to control their own risk
- High ROE product with significant retention

ProAssurance Mid-Continent Underwriters

- Focuses on ancillary healthcare market which is exploding as care is being pushed down to lower cost providers

ProAssurance Investor Briefing | August 2019

62

Segment Highlights Workers’ Compensation, August 2019

Workers’ Compensation Insurance Financial Highlights (6/30/19) In millions, except ratios ProAssurance Investor Briefing | August 2019 64 Current Accident Year Net Loss Ratio 68.2% 67.0% 68.2% 66.5% Effect of Prior Accident Year Reserve Development (2.4%) (2.2%) (2.2%) (1.5%) Net Loss Ratio 65.8% 64.8% 66.0% 65.0% Underwriting Expense Ratio 30.8% 29.0% 30.9% 29.7% Combined Ratio 96.6% 93.8% 96.9% 94.7% Three Months Ended Six Months Ended June 30 2019 2018 2019 2018 Gross Premiums Written $64.2 $ 70.9 $ 153.6 $ 162.6 Net Premiums Earned $46.6 $ 45.2 $92.5 $ 87.9 Total Revenues $47.3 $ 45.8 $94.0 $ 89.4 Net Losses & Loss Adjustment Expenses $30.6 $ 29.3 $61.1 $ 57.1 Underwriting, Policy Acquisition & Operating Expenses $14.4 $ 13.1 $28.6 $ 26.1 Segment Operating Results $2.3 $ 3.4 $4.3 $ 6.1

Broad Workers’ Compensation Product Spectrum Traditional Markets Guaranteed Cost Policies Loss-Sensitive Dividend Plans Deductible Plans Retrospective Rating Plans ParallelPay–“Pay as you Go” Eastern Specialty Risk (high hazard) TPA Services o Claims Administration and Risk Management Guaranteed 77.8% Cost EPLI 0.1% Assumed 4.3% 11,152 active policies as of 6/30/2019 Policyholder Dividend 11.9% Retrospective Rating 2.9% Deductible Plans 3.0% ProAssurance Investor Briefing | August 2019 65 Traditional Business Only $48.5 mln Gross Written Premium in Q2 2019

Workers’ Compensation Business Profile & Overview Eastern Alliance Insurance Group Best-in-Class Claims, Risk Management and Underwriting Business Model Broad Product Spectrum 43 State/DC Licenses – Core Operations in 19 States Select Agency Partnerships 387 Contracts / 942 Locations Offices Licensed and actively seeking business Licensed, accepting ancillary “border” business Eastern Re (Cayman) ProAssurance Investor Briefing | August 2019 66 Gulf South Region • Madison, MS • Nashville, TN • Austin, TX Southeast Region • Charlotte, NC • Richmond, VA Mid-Atlantic Region • Lancaster, PA • Wexford, PA Midwest Region • Indianapolis, IN • Grandville, MI New England Region • Auburn, ME

Opportunities in Workers’ Compensation $6.6 million in new business written in Q2 2019 Traditional: $5.4 million Alternative Market: $1.2 million Launched Eastern Specialty Risk in 2017 High Hazard product offering • Construction, Forestry, and Transportation markets $3.4 million written in YTD 2019 $8.2 million written in 2018 High potential for opportunistic growth in markets outside of PA Continued growth from Great Falls renewal rights transaction Now fully integrated into Eastern’s operations Solid renewal retention and new business generation in New England Traditional Business Premium Distribution DE 4.8% IN 10.1% NC 4.3% NJ 4.4% ME 4.2% GA 3.4% SC 3.4% PA 45.5% NH 3.3% TN 2.5% VA 2.5% MS 2.7% MI LA 2.3% 1.9% AL 1.5% Other 3.4% 6/30/19 Subject to Rounding ProAssurance Investor Briefing | August 2019 67

Diversified Book of Business – Traditional Markets Wide diversification by class code and market segment 11,152 active policies in Traditional Programs • Over 600 class codes actively written Traditional Business Auto Service Centers 2% Hospitals 4% Physicians tists % Banks 2% Fast Food 2% Restaurants 4% / Office % Outside Sales 4% Auto Dealers 4% Subject to rounding ProAssurance Investor Briefing | August 2019 68 Non-Healthcare Healthcare Related Top 10 Classes of Business by Payroll Exposure as of June 30, 2019

Significant Healthcare Profile – Traditional Markets Healthcare as a Percentage of Traditional Workers’ Compensation Writings Gross Premiums Written YTD at 6/30/19 Healthcare Premiums Non-Healthcare 80% Healthcare 20% $ = DPW in millions 2019 2018 YTD 2019 Healthcare premiums flat vs. YTD 2018 ProAssurance Investor Briefing | August 2019 69 $21.3 $21.0

Consistent Profitability in Workers' Comp GAAP GAAP (excluding fair value adjustments, intangible asset amortization, transaction-related and other one-time charges) 95.9% 96.0% 95.5% 96.9% 96.5% 96.0% 93.6% 93.1% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 YTD '19 *2018 and 2019 ratios include Workers’ Compensation Insurance segment only. ProAssurance Investor Briefing | August 2019 70 87.7% 79.1% 80.2% 65.6% 91.8%93.0% 89.7% 92.7% 94.3%93.7% 89.1% 91.1% Average 89.4% 2006 – Q2 2019 Historical Combined Ratio

Eastern Outperforms in Workers’ Compensation 106.1% Eastern Industry P&C 90.1% 125% 115% Eastern WC 105% 104.4% 95% 90.7% 85% Eastern WC 75% 97.4% 92.5% 65% 55% 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 Eastern WC Source: 1996-2017 A.M. Best Aggregates and Averages, Workers’ Compensation. Policyholder Dividends Included. Data is inclusive of Segregated Portfolio Cell Reinsurance results as of 12/31/2017. ProAssurance Investor Briefing | August 2019 71 5 Yr Avg 2013-2017 10 Yr Avg 2008-2017 '96-'17 Avg Calendar Year Combined Ratio 1996 - 2017 Eastern consistently outperforms in a volatile line of business

Workers’ Comp Claim Closing Pattern: Traditional Eastern’s proactive claim-closing strategies are key to being recognized as a short-tail writer of workers’ compensation No claims open from 2004 and earlier 49 net claims open from 2014 and prior 2018 2017 2016 2015 2014 2013 2012 2011 2010 2009 Closed Claims Open Claims 2008 2007 2006 2005 2004 0 150 300 450 600 750 900 1,050 1,200 1,350 6/30/2019 ProAssurance Investor Briefing | August 2019 72 Accident Years 933 441 1,079 154 1,040 64 1,172 42 1,262 16 1,313 12 1,261 6 1,187 4 1,078 2 958 2 890 2 778 1 717 2 590 2 687 0

Segment Strategic Review Workers’ Compensation, August 2019

Strategy Update: How Eastern Differentiates to wellness ProAssurance Investor Briefing | August 2019 74 Dedicated to effective claims management and returning injured workers Disciplined individual account underwriting with focus on rate adequacy in rural territories Understands market dynamics and regulatory concerns Use of local knowledge that has always differentiated ProAssurance

Eastern Specialty Risk: Higher Risk But NOT High Risk Business Overview Focusing on the next level of risk: higher hazard but not typical “high hazard” • Some classes previous written by Eastern in High Modification programs • $1.9 million in direct premiums in Q2 2019, $3.4 YTD 2019 • $8.2 million in direct premiums in 2018 with continuing favorable loss trends Initial submission quantity and quality are solid, largely construction-related and regional transportation risks Business profile aligns with expected growth in payroll/premium in the US, especially in infrastructure-focused industries Broad acceptance from existing agents that have deep relationships with Eastern • Many have one or two accounts with competitors and look to move those to Eastern with this option Expected Loss Profile Loss are expected to be less frequent, but more severe, although mitigated by an excellent reinsurance structure Full support of reinsurance partners • Retentions remain the same as in existing business • Deepens the reinsurance relationship by providing additional rate for new exposures Loss profile means higher premiums and greater margins Eastern will apply its innovative claims and risk management strategies to shorten the tail, reduce the incidence and severity of claims and enhance workplace safety 6/30/2019 ProAssurance Investor Briefing | August 2019 75

Segment Highlights Segregated Portfolio Cell Reinsurance, August 2019

Segregated Portfolio Cell Program Structure Fronting Arrangement Underwriting Claims Administration Risk Management Reinsurance Tax Audit Asset Management Individually-capitalized cells (companies) exist within the Inova Re structure. Services Agency group or Association establishes/funds a Cell Assets of each are segregated from others Fee Income to ProAssurance Services + Cell Rental Expenses + Participates in profits/losses of carefully selected cells ProAssurance/Eastern participates in select cells ProAssurance Investor Briefing | August 2019 77 Inova Re

Segregated Portfolio Cell Reinsurance Financial Highlights (6/30/19) In millions, except ratios ProAssurance Investor Briefing | August 2019 78 Current Accident Year Net Loss Ratio 115.2% 66.1% 90.8% 66.7% Effect of Prior Accident Year Reserve Development (11.6%) (16.5%) (11.6%) (12.8%) Net Loss Ratio 103.6% 49.6% 79.2% 53.9% Underwriting Expense Ratio 30.6% 29.8% 28.7% 29.9% Combined Ratio 134.2% 79.4% 107.9% 83.8% Three Months Ended Six Months Ended June 30 2019 2018 2019 2018 Gross Premiums Written $16.9 $ 19.1 $53.3 $ 51.5 Net Premiums Earned $19.3 $ 18.2 $47.6 $ 35.3 Net Investment Income $0.4 $ 0.4 $0.8 $ 0.7 Net Realized Gains (Losses) $(0.1) $ (0.5) $2.0 $ (0.9) Net Losses & Loss Adjustment Expenses $20.0 $ 9.0 $30.7 $ 19.0 Underwriting, Policy Acquisition & Operating Expenses $5.9 $ 5.4 $11.1 $ 10.6 SPC Net Operating Results $(6.2) $ 3.7 $-$ 5.6 Segregated Portfolio Cell Dividend (Expense)/Income $7.0 $ (2.8) $2.2 $ (4.5) Segment Operating Results $0.9 $ 1.0 $2.6 $ 1.1

Segregated Portfolio Cell Reinsurance Financial Highlights - Adjusted (6/30/19) In millions, except ratios †Excludes the effect of a $10 million loss reserve established for the errors & omissions policy in which we do not participate or have ownership ProAssurance Investor Briefing | August 2019 79 Current Accident Year Net Loss Ratio 63.8% 66.1% 65.5% 66.7% Effect of Prior Accident Year Reserve Development (11.8%) (16.5%) (11.8%) (12.8%) Net Loss Ratio 52.0% 49.6% 53.7% 53.9% Underwriting Expense Ratio 30.8% 29.8% 28.9% 29.9% Combined Ratio 82.8% 79.4% 82.6% 83.8% Three Months Ended Six Months Ended June 30 2019† 2018 2019† 2018 Gross Premiums Written $16.9 $ 19.1 $53.3 $ 51.5 Net Premiums Earned $19.2 $ 18.2 $38.5 $ 35.3 Net Investment Income $0.4 $ 0.4 $0.8 $ 0.7 Net Realized Gains (Losses) $(0.1) $ (0.5) $2.0 $ (0.9) Net Losses & Loss Adjustment Expenses $10.0 $ 9.0 $20.7 $ 19.0 Underwriting, Policy Acquisition & Operating Expenses $5.9 $ 5.4 $11.1 $ 10.6 SPC Net Operating Results $3.7 $ 3.8 $9.8 $ 5.6 Segregated Portfolio Cell Dividend (Expense)/Income $(2.8) $ (2.8) $(7.5) $ (4.5) Segment Operating Results $0.9 $ 1.0 $2.3 $ 1.1

Workers’ Compensation Insurance – Alternative Market Written Premium Trends 20 year track record of growth and profitability $15.8 million in alternative markets GWP 2018 GPW = $85.1 million during Q2 2019 $84,422 Year-over-year decline of (0.8%) $75,915 $50,306 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 YTD 2019 Alternative Markets business only, GPW in 000’s ProAssurance Investor Briefing | August 2019 80 $80,544 $70,631 $59,359 $51,125 $42,733 $38,157 $31,139 $28,512 $29,113 $28,790 $17,257 $12,159 $5,082 $2,451 $25,786 $27,032 $26,912 $847

Diversified Book of Business - Segregated Portfolio Cell Programs Wide diversification by class code and market segment 2,589 active policies in Segregated Portfolio Cell Market programs • Over 400 actively written class codes in Segregated Portfolio Cell programs Alternative Markets Business Restaurants 3% Physicians & Dentists 6% Ski led Nur ing Homes 7 Auto Dealers 5% Home Healthcare 4% Outside Sales 5% Social Rehab Facility 2% Colleges / Schools 11% Retirement Community 3% Clerical / Office 14% Subject to Rounding ProAssurance Investor Briefing | August 2019 81 Non-Healthcare Healthcare Related Top 10 Classes of Business by Payroll Exposure as of June 30, 2019

Significant Healthcare Profile – Segregated Portfolio Cell Programs Healthcare as a Percentage of SPCR Workers’ Compensation Writings Direct Written Premium YTD at 6/30/19 Healthcare Premiums Healthcare 38% $ = DPW in millions Non-Healthcare 62% 2019 2018 YTD 2019 Healthcare premiums grew 13.4% vs. YTD 2018 ProAssurance Investor Briefing | August 2019 82 $17.2 $19.5

Claim Closing Pattern – Segregated Portfolio Cell Programs Eastern’s proactive claim-closing strategies are key to being recognized as a short-tail writer of workers’ compensation No claims open from 2009 and earlier 24 net claims open from 2015 and prior 2018 2017 2016 2015 2014 2013 2012 2011 2010 2009 Closed Claims Open Claims 2008 2007 2006 2005 2004 0 100 200 300 400 500 600 700 6/30/2019 ProAssurance Investor Briefing | August 2019 83 Accident Years 514 254 665 88 667 28 661 15 629 6 573 0 499 1 1 503 405 1 385 0 336 0 326 0 310 0 422 0 407 0

Segment Strategic Review Segregated Portfolio Cell Reinsurance, August 2019

Strategy Update: How The SPC Segment Differentiates ProAssurance Investor Briefing | August 2019 85 Successfully driving new business opportunities for healthcare professional liability business Segregated cell company based in Cayman Strategic partnerships with select independent agencies that share philosophies on controlling workers’ compensation costs Value-added risk management services and claims/underwriting expertise cements brand loyalty Captive insurance solutions provided through Inova Re

How Segregated Portfolio Cells Benefit ProAssurance Alternative market solutions are in high demand Fast growing sector of the Property and Casualty marketplace Segregated Portfolio Cells are a high ROE product with significant retention Low capital requirement by not assuming risk Fee-based revenue diversifies earnings that are largely based on underwriting Jointly-owned SPC’s Inova brand launched in Q1 of 2014 Unique product offering differentiates Eastern & ProAssurance HCPL / WC lines in a single SPC Leverage “mono-line” expertise for both With the uncertainty created by healthcare reform, it is more important than ever for healthcare organizations to manage “controllable” expenses Enhances agency partnerships Risk sharing (joint ownership) educates agents on principles of underwriting, risk management and claims administration ProAssurance Investor Briefing | August 2019 86

How Segregated Portfolio Cells Benefit Insureds

- Highly Rated Paper
- Stable Off-Shore Facility
  - Over 30 years in operation (since 1987)
  - Cayman Islands Monetary Authority regulation
  - Segregated portfolio cells statutorily protected from each other
- Multi-State Coverage
- "Fully-Bundled" Approach
  - No need for separate service agreements or providers
- Access to ProAssurance / Eastern Reinsurance Markets
  - Reinsurance Program Protection
- Segregated portfolio cells statutorily protected from each other
- "Turn-key" Operation
  - Provides simple and easy transition from start to finish
  - Minimal start-up capitalization
  - Flexible ownership
- Monthly and Annual Reporting Package
  - Detailed monthly reporting package
  - Quarterly actuarial reviews and financials
- Opportunities to Participate in Profit
- Dedicated Service Team
  - Account management, underwriting, claims, risk management, marketing, accounting, premium audit

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Advantages of the Cayman Islands Domicile Second largest captive domicile in the world Largest healthcare captive domicile in the world 90% of business from North America Healthcare captives represent 33.2% of all captives Medical professional liability is the largest primary line followed by workers’ compensation Medical Malpractice: $5.8 billion in period premiums ($14.8 bln in Assets) Workers’ Compensation: $4.0 billion in premiums ($11.9 bln in Assets) CIMA: Cayman Islands Monetary Authority Strong regulatory structure SPC Legislation * 6/30/19. Cayman Islands Monetary Authority: https://www.cima.ky/upimages/commonfiles/StatsbyPrimaryClassofBusiness-website_1563201694.pdf ProAssurance Investor Briefing | August 2019 88

Segment Highlights Lloyd’s of London, August 2019

Lloyd’s Segment Financial Highlights (6/30/19) In millions, except ratios ProAssurance Investor Briefing | August 2019 90 Current Accident Year Net Loss Ratio 69.7% 64.2% 61.8% 66.9% Effect of Prior Accident Year Reserve Development (1.3%) 7.3% 1.5% 3.2% Net Loss Ratio 68.4% 71.5% 63.3% 70.1% Underwriting Expense Ratio 43.8% 46.1% 44.6% 51.1% Three Months Ended Six Months Ended June 30 2019 2018 2019 2018 Gross Premiums Written $29.2 $ 24.2 $52.8 $ 36.6 Net Premiums Earned $17.3 $ 17.5 $35.9 $ 30.0 Total Revenues $18.8 $ 17.6 $38.5 $ 31.1 Net Losses & Loss Adjustment Expenses $11.8 $ 12.5 $22.7 $ 21.0 Underwriting, Policy Acquisition & Operating Expenses $7.6 $ 8.1 $16.0 $ 15.3 Operating Result $(0.3) $ (2.9) $(0.3) $ (5.2)

Business Detail YTD* Lloyd’s Syndicates Syndicate 1729 2019 maximum underwriting capacity: $162.5 million ProAssurance’s 61%† share is $99 million Syndicate 6131 2019 underwriting capacity: $15 million ProAssurance is the 100% capital provider General Liability (US) 9% Catastrophe Reinsurance - XS of Loss (US) 11% Facility (US) 15% All Other Reinsurance (Mainly US) 3% Specialty (all other) 8% Casualty (US) 25% Property Insurance (Mainly US) 29% *$ in millions and based on exchange rates at 6/30/2019 †Participation in operating results of Syndicate 1729 slightly decreased for 2019 underwriting year from 62% to 61% ProAssurance Investor Briefing | August 2019 91 Property is primarily US Broad spread of risk

Segment Investment Thesis & Strategic Review Lloyd’s of London, August 2019

Why Lloyd’s? Our Investment Thesis Westernization of international healthcare professional liability Many countries are moving towards a contingency fee tort system ProAssurance’s expertise is adaptable Universal distribution & licensure Particularly appealing to Medmarc with Medical Technology & Life Sciences developing and testing expands globally Opportunity to invest alongside a recognized leader in Duncan Dale Visibility into potential international expansion through investment or M&A ProAssurance Investor Briefing | August 2019 93

The Future of Our Lloyd’s Investment Review of strategic options is ongoing The Syndicate is developing its proposed business plan for 2020 Will then allow for completion of a more fulsome review of future options • Improve profitability • Assess capital use and degree of participation Operational goals Mitigating risk through reinsurance Remaining disciplined and focused on core products Trimming away lower margin business Maintaining vigilance on expenses Little or no exposure to Brexit and related issues Few UK risks written ProAssurance Investor Briefing | August 2019 94

Investment Strategy & Detailed Holdings August 2019

Investment Strategy and 2019 Outlook Effective stewardship of capital ensures a position of financial strength through turbulent market cycles Optimizing our allocations for better risk-adjusted returns Ensures non-correlation of returns Duration management remains paramount We will not extend duration in search of incremental yield Ongoing analysis of holdings to ensure lasting quality profitability and ProAssurance Investor Briefing | August 2019 96

YTD 2019 Net Investment Result $ in thousands Net Investment Income 32,832 9,813 3,116 912 (3,336) 32,206 9,865 2,519 904 (3,399) 626 (52) 597 8 63 Fixed maturities Equities Short-term investments including Other BOLI Investment fees and expenses $ $ $ Net investment income $ 43,337 $ 42,095 $ 1,242 Equity in Earnings (Loss) of Unconsolidated Subsidiaries 4,126 (10,088) 20,113 (13,094) (15,987) 3,006 All other investments, primarily investment fund LPs/LLCs Tax credit partnerships $ $ $ Equity in earnings (loss) $ (5,962) $ 7,019 $ (12,981) Net investment result $ 50,097 $ 64,301 $ (14,204) Excluding Capital Gains / (Losses) Fixed income is up due to higher yields from all asset classes in our fixed maturity portfolio and, for the quarter, ~2% higher average balances Income yield is 3.4% (3.4% tax equivalent) for 2019 and 3.3% (3.4% tax equivalent) for 2018 Excludes Lloyd’s Syndicates investment income of $2.2M for 2019 and $1.6M for 2018 and SPC Reinsurance investment income of $0.8M for 2019 and $0.7M for 2018 ProAssurance Investor Briefing | August 2019 97 6/30/20196/30/2018Change

ProAssurance Recent Investment Performance PRA Performance Over Benchmark 5% 3% 1% 2019 2018 2017 Benchmark 2016 2015 PRA As of June 30, 2019. Management reporting item which is ‘tax equivalent,’ unaudited, and non GIPS, may not equal 100% due to rounding ProAssurance Investor Briefing | August 2019 98 Contribution to Returns 2015-2019 / PRA vs Benchmarks 2019 2018 2017 2016 2015 % of Assets PRA Benchmark % of Assets PRA Benchmark % of Assets PRA Benchmark % of Assets PRA Benchmark % of Assets PRA Benchmark Core Fixed 68% 2.60% 0.90% 67% 1.08% 0.75% 72% 2.33% 2.24% 72% 1.95% 1.32% 73% 1.86% 1.58% Alternative Fixed 11% 0.64% 0.09% 12% 0.09% 0.02% 11% 0.58% 0.46% 8% 0.93% 0.59% 6% -0.19% -0.14% Tax Credits 2% 0.05% 0.08% 3% 0.16% 0.03% 3% 0.09% 0.09% 4% 0.45% 0.45% 4% 0.56% 0.56% Private Equity 4% -0.07% 0.11% 3% 0.55% 0.48% 3% 0.59% 0.59% 3% 0.33% 0.33% 2% 0.07% 0.07% Equity 10% 1.37% 1.55% 9% -0.50% -0.65% 9% 0.96% 1.01% 9% 1.36% 1.13% 8% -0.15% -0.62% Real Estate 1% 0.19% 0.04% 1% 0.19% 0.09% 1% 0.07% 0.07% 1% 0.08% 0.09% 1% 0.09% 0.08% Other 2% 0.27% 0.05% 5% 0.08% -0.07% 1% 0.31% 0.25% 3% 0.03% 0.03% 6% -0.01% -0.01% Total 4.90% 5.43% 1.64% 0.65% 4.95% 4.72% 5.13% 3.95% 2.23% 1.53% Total Portfolio Outperformance -0.53% 0.99% 0.23% 1.18% 0.70%

ProAssurance Investment Profile Short Term (excluding cash) 9% Fixed Income 65% Fixed-Trading 2% Equities & Equity Substitutes 24% Corporate 59% Asset Back 20% d BOLI 2% State & Muni 12% MONTHS (Negotiated) LPs (Secondary Liquidity) 8% Govt & Agency 7% 30-90 DAYS HFs/Privates 3% DAILY Cash Equities Bonds 86% Average duration: 3.0 years Average tax-equivalent income yield: 3.4% Investment grade: 94% Weighted average: A+ SIX MONTHS BOLI 2% NOT LIQUID Statutory Deposits 1% 6/30/19 Full portfolio disclosure on our website: investor.proassurance.com/CustomPage/Index?KeyGenPage=305596 ProAssurance Investor Briefing | August 2019 99 Sources of Liquidity $2.3 Billion Fixed Income Portfolio (65% of Invested Assets) $3.5 Billion Overall Portfolio

ProAssurance Portfolio Detail: Corporate (58% of Fixed Assets / 38% of Invested Assets) Industrials 9% Utilities/Energy 11% Non US Sovrgn & Gov't 3% Basic Materials 2% Financials 41% Other 4% Technology 4% Communications 6% Consumer Oriented 20 Weighted Average Rating: A-6/30/19 ProAssurance Investor Briefing | August 2019 100 Corporates: $1.3 Billion Top 20 Banks/Financials: $229 million in millions GS $20 Key $8 Bank of America $20 Schwab $8 Citi $20 HSBC $8 J.P. Morgan $19 Simon Prop $8 Wells Fargo $18 Huntington $8 Morgan Stanley $14 Amex $7 US Bank $13 Athene $7 Doctors $12 Bank of Montreal $7 PNC $10 Regions $7 Mitsubishi $9 Barclays $6

ProAssurance Portfolio Detail: Asset Backed Credi Card 10% CLOs 5% Other 10% Auto 21% CMBS 14% Student Loans 2% Weighted Average Rating: “AAA” 6/30/19 ProAssurance Investor Briefing | August 2019 101 $493 Million (22% of Fixed Income / 14% of Invested Assets)

ProAssurance Portfolio Detail: Fixed-Trading ABS & Other 2% Utilities/Energy 3% Technology 2% Industrial 4% Consumer Oriented 15% All Fixed Trading Securities are owned by Lloyd’s Syndicate 1729 Government 42% Financial 32% 6/30/19 Weighted Average Rating: “AA” ProAssurance Investor Briefing | August 2019 102 $43 Million (2% of Fixed Income / 1% of Invested Assets)

ProAssurance Portfolio Detail: Municipals Weighted Average Rating: AA 6/30/19 ProAssurance Investor Briefing | August 2019 103 Municipals: $290 Million (12% of Fixed Income / 8% Invested Assets) Top 10 Municipal Holdings in millions New York, NY $10 NY St Urban Dev $10 CT St Hsg Fin $7 OR St $7 UT St $7 Omaha NE Pub Pwr $7 NY City Transitional $6 Iowa St Student Loan $6 NY St Dorm Auth $6 TX St A&M Univ Rev $6

ProAssurance Portfolio: Equities & Other Hedge Funds 10% Private Equity 14% BDC Stocks 3% Common Equities 21% Private Credit/Structured Credit 9% Real Estate LP 6% MLPs 3% B Tax Credits 8% Convertible Bonds 4% Inflation Focused Bond Fund 6% 6/30/19 Subject to Rounding ProAssurance Investor Briefing | August 2019 104 Equities & Other: $843 Million (24% of Invested Assets)

Combined Tax Credits Portfolio Detail & Projections Contributions Disposition after Impairment Earnings ProAssurance Investor Briefing | August 2019 105 GAAP Income/(Loss) Year Capitalfrom Operations,Total CreditsTax Provision Impact on & Impairment 2019 $ 150,596(21,120,408) (18,537,352) (22,972,638) 1,852,230 2020 $ 136,251(20,769,996) (17,474,158) (21,835,858) 1,065,861 2021 $ 120,658(16,302,641) (13,294,240) (16,717,795) 415,153 2022 $ 311,047(7,346,085) (4,807,193) (6,349,873) (996,212) 2023 $ 51,338(3,305,494) (167,210) (861,364) (2,444,130) 2024 $ 51,338(1,385,624) (37,982) (328,961) (1,056,663) 2025 $ 41,159(491,066) (22,205) (125,330) (365,736) 2026 $ 25,734(160,142) (3,054) (36,685) (123,457) 2027 $ - 90,239(79) 18,87171,368

IMPORTANT SAFE HARBOR & NON-GAAP NOTICES ProAssurance Investor Briefing | August 2019 106 Non-GAAP Measures This presentation contains Non-GAAP measures, and we may reference Non-GAAP measures in our remarks and discussions with investors. The primary Non-GAAP measure we reference is Non-GAAP operating income, a Non-GAAP financial measure that is widely used to evaluate performance within the insurance sector. In calculating Non-GAAP operating income, we have excluded the after-tax effects of net realized investment gains or losses and guaranty fund assessments or recoupments that do not reflect normal operating results. We believe Non-GAAP operating income presents a useful view of the performance of our insurance operations, but should be considered in conjunction with net income computed in accordance with GAAP. A reconciliation of these measures to GAAP measures is available in our regular reports on Forms 10-Q and 10-K and in our latest quarterly news release, all of which are available in the Investor Relations section of our website, Investor.ProAssurance.com. Forward Looking Statements This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.